Exhibit 99.1

Worksport Ltd. ($WKSP) Shares CEO Commentary and Provides Outlook for Year Ahead

Company Reflects on Record Growth, 2025 Milestones, and Encourages Investors to Stay Tuned for Upcoming Developments

West Seneca, New York, December 30, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, would like to extend warm holiday greetings and sincere appreciation to all shareholders, partners, and customers. As the year draws to a close, Worksport proudly reflects on a pivotal 2024 filled with meaningful milestones, rapid sales growth, and a promising outlook for the future.

CEO Statement:

“2024 was a pivotal year for Worksport,” said Steven Rossi, CEO of Worksport Ltd. “Just a few short years ago, in 2021, we announced our intention to produce American-made goods and develop the SOLIS and COR clean-tech systems. Today, we have an IP portfolio of over 160 assets, rapidly growing revenue, a clear path to achieving cash flow positivity next year, and three impending product launches that we believe will drive even stronger performance.

Rossi continued: “With these exciting new flagship product launches and more in 2025, we will target increased gross margins, ISO certification, cash flow positivity, revenue growth, and additional partnerships; while beginning to explore strategic acquisitions for top line growth and vertical integration. As we execute each initiative, our vision for 2026 and beyond will begin to take shape. There is much to accomplish in the year ahead, and we intend to keep investors informed of every key milestone, stay tuned! As your CEO, I remain fully committed to advancing Worksport, and I deeply appreciate your support throughout 2024. Wishing everyone a very happy New Years.”

Outlook for 2025 and Beyond:

Worksport projects exceeding its 2024 revenue guidance of $8 million, a substantial jump from $1.5 million in 2023. Looking ahead to 2025, the Company anticipates revenue growth in multiples of today’s level. With its high-demand premium tonneau cover, the AL4, ramping up in Q1 2025 and the market releases of SOLIS and COR anticipated in Q2/Q3 2025, Worksport expects to continue capturing greater market share and establishing itself as a leader in clean-tech and automotive innovation. Worksport recently announced an amendment to its corporate treasury strategy, allowing the purchase of inflation resistant crypto assets (BTC & XRP), limited by various risk controlling mechanisms. Worksport will eagerly watch bureaucratic news related to BTC & XRP in 2025.

New Investor Relations Website: Join our newsletter and view our corporate vision at: https://investors.worksport.com

Key 2024 Achievements:

●	U.S. Manufacturing Expansion:
In January 2024, Worksport initiated full-scale production at its state-of-the-art U.S. factory, underscoring its commitment to quality, domestic manufacturing, and operational efficiencies. In March 2024 we were awarded a $2.8M Manufacturing Grant from the State of New York. In Q4 2024, we increased factory staffing by 30%.

●	E-Commerce Launch and Revenue Growth:
In March 2024, the Company launched marketing efforts for its e-commerce platform, www.worksport.com, expanding its direct-to-consumer reach. Following a 275% revenue increase from Q1 to Q2 2024, Q3 revenues surged another 63% from Q2, illustrating the strength of Worksport’s strategic investments and robust digital presence.

●	B2B Branded Business Expansion:
In the second half of 2024, Worksport’s B2B branded business experienced over 200% growth, reinforcing the Company’s multi-channel sales strategy and the growing recognition of Worksport’s premium offerings.

●	Clean-Tech Advancements: SOLIS and COR Alpha Release:
Worksport successfully initiated the alpha release of its SOLIS solar tonneau cover and COR mobile power system. Early tests have already demonstrated the product’s capability, including charging a Tesla Model 3, and further improvements are expected as the Company refines applications heading into commercial launch.

Key 2024 Press-Releases

●	December 9: Worksport Shares Fox & Friends Live Appearance
●	December 6: Worksport Shares 51% B2C and 60% B2B Sales Growth in November
●	December 5: Worksport Adopts Changes To Corporate Treasury
●	November 22: Worksport Announces 30% Increase in Production Capacity
●	November 21: CEO Insider Purchase; Worksport Investigates Short Selling
●	October 29: 200% Growth in B2B Sales; Pre-Order Campaign Initiated For AL4
●·	October 17: Nasdaq Grants Extension To Regain Compliance
●	October 17: $2MM+ Projected Savings From New Strategic Initiative
●	September 30: Update On ISO Certification
●	September 19: Alpha Launch of SOLIS & COR
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Record High Revenues; 275% Q2 Growth
●	May 8: Worksport Awarded $2.8MM Grant

Read all Worksport press releases: [Link to All Press Releases].

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the EV sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

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Instagram	X (formerly Twitter)
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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, SEC filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.